EXHIBIT 10.2

AMENDMENT NO. 8 TO
THE AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of June 6, 2008

          AMENDMENT NO. 8 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among SOTHEBY’S, a Delaware corporation (“Holdings”), SOTHEBY’S, INC., a New York corporation (the “Company” and, together with Holdings, the “U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“Sotheby’s” and, together with Oatshare, the “U.K. Borrowers”, and collectively with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

          PRELIMINARY STATEMENTS:

          (1)      The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006, Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007, Amendment No. 4 to the Amended and Restated Credit Agreement dated as of July 25, 2007, Consent and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of December 17, 2007, Amendment No. 6 to the Amended and Restated Credit Agreement dated as of January 22, 2008 and Amendment No. 7 to the Amended and Restated Credit Agreement dated as of April 24, 2008 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2)      The Borrowers and the Lenders have agreed to make a certain amendment to the Credit Agreement related to the issuance of the Convertible Notes (as hereinafter defined).

          SECTION 1. Amendment to Credit Agreement.

          (a)       Section 1.01 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by adding the following defined terms in appropriate alphabetical order:

“Convertible Notes” means the convertible notes issued by Holdings in an aggregate principal amount not to exceed $250,000,000, which shall constitute New Senior Notes for all purposes hereof.

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Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

“Convertible Notes Hedge Counterparties” means those Persons, other than Holdings, that are parties to Convertible Notes Hedge Agreements.

“Convertible Notes Hedge Agreements” means those certain prepaid hedge transactions, in form and substance reasonably satisfactory to the Administrative Agent, entered into among Holdings and the Convertible Notes Hedge Counterparties in connection with the issuance of the Convertible Notes.

“Convertible Notes Indenture” means the New Senior Notes Indenture governing the Convertible Notes.

“Convertible Notes Warrants” means those warrants for common stock of Holdings, in form and substance reasonably satisfactory to the Administrative Agent, issued by Holdings to the Convertible Notes Hedge Counterparties in connection with the Convertible Notes Hedge Agreements.

          (b)       Section 7.02(b) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended and restated to read in full as follows:

“(b)      obligations (contingent or otherwise) existing or arising under the Convertible Notes Hedge Agreements;”

          (c)       Section 7.06 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by (i) deleting “and” where it appears at the end of clause (e), (ii) deleting “.” where it appears at the end of clause (f), and (iii) adding new clauses (g), (h) and (i) thereto to read in full as follows:

“(g)      Upon the conversion of any Convertible Notes in accordance with their terms, Holdings may either (i) issue common stock solely to the extent required by the Convertible Notes Indenture, or (ii) issue common stock and pay cash to the holders of such Convertible Notes in an aggregate amount not in excess of the applicable conversion obligation, provided that the amount of cash payable under this clause (ii) shall not exceed the amount received by Holdings from the Convertible Notes Hedge Counterparties upon such conversion;

(h)      Holdings may issue common stock to the Convertible Notes Hedge Counterparties (i) pursuant to the terms of the Convertible Notes Warrants, and (ii) to the extent required by the Convertible Notes Hedge Agreements; and

(i)      Holdings may (i) issue the Convertible Notes Warrants to the Convertible Notes Hedge Counterparties, (ii) make cash payments to the Convertible Notes Hedge Counterparties upon any termination of the Convertible Notes Warrants in an amount not in excess of that required by the Convertible Notes Warrant, and (iii) make cash payments to the

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Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

Convertible Notes Hedge Counterparties upon termination of the Convertible Notes Hedge Agreements.”

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors, and (iii) a certificate signed by a duly authorized officer of each Borrower stating that (A) the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date), and (B) no event has occurred and is continuing that constitutes a Default. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b)      The Credit Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

          SECTION 5. Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

SOTHEBY’S, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

OATSHARE LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

SOTHEBY’S

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

Signature Page

Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer, Swing Line
Lender, Foreign Currency Lead Lender and Lender

By:	/s/ Edwin B. Cox, Jr.
Name:	Edwin B. Cox, Jr.
Title:	Senior Vice President

Signature Page

Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

HSBC BANK PLC,
as Lender
By:	/s/ Paul Hagger
Name:	Paul Hagger
Title:	Corporate Banking Manager

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

CITIBANK, N.A.,
as Lender

By
Name:
Title:

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY, as Lender

By
Name:
Title:

By
Name:
Title:

COMERICA BANK,
as Lender

By:	/s/ Sarah R. West
Name:	Sarah R. West
Title:	Assistant Vice President

Consent

Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

CONSENT

Dated as of June 6, 2008

          Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES
CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM LLC
SOTHEBY’S RES, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

SOTHEBY’S

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

Consent

Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement

SOTHEBY’S, INC.

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

OATSHARE LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LTD.

By:	William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

CATALOGUE DISTRIBUTION COMPANY
LIMITED

By:	/s/ William S. Sheridan
Name:	William S. Sheridan
Title:	Executive Vice President
and Chief Financial Officer

Consent

Sotheby’s – Amendment No. 8 to Amended and Restated Credit Agreement